PARKWAY, INC. OVERVIEW November 2016

2 FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward- looking statements within the meaning of the federal securities laws and as such are based upon Parkway, Inc.’s (“Parkway,” “PKY,” the “Company,” “we,” “our” or “us”) current beliefs as to the outcome and timing of future events. There can be no assurance that actual future developments affecting the Company will be those anticipated by the Company. Examples of forward-looking statements include projected capital resources, projected profitability and portfolio performance, estimates of market rental rates, projected capital improvements, expected sources of financing, expectations as to the timing of closing of acquisitions, dispositions, or other transactions, the expected operating performance of anticipated near-term acquisitions and descriptions relating to these expectations, including without limitation, the anticipated net operating income (“NOI”) yield. We caution investors that any forward- looking statements presented in this presentation are based on management’s beliefs and assumptions made by, and information currently available to, management. When used, the words “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “might,” “outlook,” “project,” “should” or similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward- looking statements involve risks and uncertainties (some of which are beyond the Company’s control) and are subject to change based upon various factors, including but not limited to the following risks and uncertainties: our lack of operating history as an independent company; conditions associated with our primary market, including an oversupply of office space, customer financial difficulties and general economic conditions; that certain of our properties represent a significant portion of our revenues and costs; that the Spin-Off from Cousins Properties Incorporated (“Cousins” or “CUZ”) will not qualify for tax-free treatment; our ability to meet mortgage debt obligations on certain of our properties; the availability of refinancing current debt obligations; potential co-investments with third-parties; changes in any credit rating we may subsequently obtain; changes in the real estate industry and in performance of the financial markets and interest rates and our ability to effectively hedge against interest rate changes; the actual or perceived impact of global and economic conditions; declines in commodity prices, which may negatively impact the Houston, Texas market; the concentration of our customers in the energy sector; the demand for and market acceptance of our properties for rental purposes; our ability to enter into new leases or renewal leases on favorable terms; the potential for termination of existing leases pursuant to customer termination rights; the amount, growth and relative inelasticity of our expenses; risks associated with the ownership and development of real property; termination of property management contracts; the bankruptcy or insolvency of companies for which we provide property management services or the sale of these properties; the outcome of claims and litigation involving or affecting the Company; the ability to satisfy conditions necessary to close pending transactions and the ability to successfully integrate the assets and related operations acquired in such transactions after closing; applicable regulatory changes; risks associated with acquisitions, including the integration of the portion of the combined business of Parkway Properties, Inc. (“Legacy Parkway”) and Cousins relating to the ownership of real properties in Houston and Legacy Parkway’s fee-based real estate business; risks associated with the fact that our historical and predecessors' financial information may not be a reliable indicator of our future results; risks associated with achieving expected synergies or cost savings; risks associated with the potential volatility of our common stock; and other risks and uncertainties detailed from time to time in our Securities and Exchange Commission filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s business, financial condition, liquidity, cash flows and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise overtime, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Accordingly, investors should use caution in relying on past forward-looking statements, which were based on results and trends at the time they were made, to anticipate future results or trends.

3 PRESENTATION HIGHLIGHTS  Houston Overall • Near-Term Challenges. Houston office fundamentals continued to decline in the third quarter of 2016 with year-over- year Class-A rents down 2%1 and meaningful additions to sublease availability. • Long-Term Resilience. Despite current headwinds, Houston has historically remained resilient. Current job growth remains positive and while investment sales volume has slowed considerably, asset pricing remains stable. 2  Parkway Submarkets • Premier Submarkets. Parkway submarkets are surrounded by numerous amenities, including high-end retail, restaurants, and entertainment options, and are conveniently located near high-income residential areas.  Parkway Assets • Largest Class-A Landlord. Parkway’s dominant market share in Houston should enhance the Company’s ability to pursue higher rental rates, higher retention and operational efficiencies. • Stable, Trophy Assets. Parkway’s portfolio is 87% leased with a weighted average remaining lease term of approximately 6.6 years. • Embedded Upside. Weighted average net in-place rents were $18.57 per sq. ft.. Market rents for these assets were approximately 18% above average net in-place rents. 3  Parkway Tenancy • Institutional Strength. 84% of annualized base rental revenue is attributable to investment-grade and non-energy customers. 4 • Cash Flow Stability. Even if no renewals or new leases were executed for the next three years, contractual customer revenue is estimated to decline by only 3%. 4 1. Source: 3Q16 Costar Office Report 2. Source: Bureau of Labor Statistics (September 2016) 3. Source: Internal data and estimates as of 9/30/16. 4. Source: Company estimates. Annualized revenue projections as of 1/1/2017. Includes contractual base rent and contractual expense reimbursement projections for in-place leases as of 9/30/16.

HOUSTON OFFICE MARKET OVERVIEW November 2016

5 HOUSTON MARKET OVERVIEW Did You Know? 1,2,3 #1 Population Growth 2000 - 2015 #1 Job Growth 2000 - 2015 #1 Import / Export Waterborne Tonnage #3 Fortune 500 HQs 5th Largest U.S. Metro Economy Largest Medical Complex in the World 1. Source: HFF Houston Outlook – May 2016. 2. Source: Greater Houston Partnership – “Talking Points Q3/16.” 3. PPR Houston Office Market Report 3Q 2016. 4. Source: CoStar Office Quarterly Market Reports (Houston) Q3 2016.  Diverse economy with strong demographic trends1,2,3 − 5th largest U.S. metro economy with ~6.8M population as of 3Q 2016 − 24 Fortune 500 companies are located in Houston − 6 of the top 10 employers are non-energy − Home to Texas Medical Center: − World’s largest medical complex, which includes a children’s hospital and cancer center − 8th largest business district in the U.S. with 1,345 acres of campuses and 8M of annual patient visits − Net in-migration averaging over 60,000 people per year since 2007 − Median household income of $60,759, which is above national levels  Gateway office market4 − 140M sq. ft. in 470 Class-A office buildings (23% of total inventory located in Parkway’s submarkets) − ~$34 per sq. ft. average gross rents − 83% occupied with 1.5M sq. ft. absorption as of 9/30/16

6 7% 8% 8% 9% 10% 10% 11% 14% 15% 15% 18% 18% Philadelphia Chicago D.C. Metro U.S. New York Boston Los Angeles Houston Atlanta Miami Dallas San Francisco STRONG JOB GROWTH WITH A WELL-DIVERSIFIED ECONOMY Source: Bureau of Labor Statistics (September 2016). Top MSA 5-Year Job Growth Houston Job Diversification HOUSTON’S HIGHLY DIVERSIFIED JOB MARKET HAS HELPED DELIVER STRONG GROWTH OVER THE PAST 5 YEARS Trade, Transportation, and Utilities 20% Professional and Business Services 15% Government 13% Education and Health Services 13% Leisure and Hospitality 11% [CATEGORY NAME] [PERCENTAGE] Construction 7% Financial Activities 5% Other Services 4% Mining and Logging 3% Information 1%

7 $27.54 $27.94 $28.00 $28.09 $28.06 $27.70 $27.69 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 MARKET UPDATE - LEASING FUNDAMENTALS Source: CoStar Office Quarterly Market Reports (Houston) Q3 2016 Class-A Asking Rents have declined 2% since 3Q of last year and 2.3% since their 2-year peak in 2Q 2015. Houston overall asking rents have declined 1.1% since 3Q of last year. Class-A Asking Rents Houston Overall Asking Rents Both Class-A and Houston overall have seen a decline in net absorption and an increase in vacancy. Houston Overall Vacancy and Net Absorption Class-A Vacancy and Net Absorption Asking Rental Rates Vacancy and Net Absorption 0% 2% 4% 6% 8% 10% 12% 14% 16% (500,000) 0 500,000 1,000,000 1,500,000 2,000,000 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Absorption Vac % $34.32 $34.54 $34.45 $34.36 $34.35 $33.97 $33.75 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 0% 5% 10% 15% 20% (500,000) 0 500,000 1,000,000 1,500,000 2,000,000 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Absorption Vac %

8 4.5 21.0 47.6 6.3 26.0 27.6 5.8 3.3 0.2 >1970 1970s 1980s 1990s 2000s 2010s 2016 2017 2018 NEW SUPPLY Houston New Office Deliveries (MM Sq. Ft.) RELATIVE TO EXISTING ASSETS, MOSTLY BUILT IN THE 1970S AND 1980S, NEW SUPPLY IS LIMITED AND SUBSTANTIALLY PRE-LEASED EXISTING FUTURE DELIVERIES 3% 15% 33% 4% 18% 19% 4% 2% 0.2% % of Total Inventory Source: CoStar Exisitng and Under Construction 4 & 5 Star Office @ OCT-16 Note: 2016 includes projects delivered or expected to deliver in 2016. Current Leased Percentage 70% 45% 100%

9 (150) (100) (50) 0 50 100 150 200 250 300 350 6 12 18 24 30 36 42 48 54 60 N u m b e r o f Jo b s C re a te d Months After Oil Price Peak RESILIENCE TO ENERGY SHOCKS HOUSTON’S DIVERSIFIED JOB MARKET CONSISTENTLY WITHSTOOD PRIOR ENERGY SHOCKS WITH TOTAL EMPLOYMENT SURPASSING PRIOR PEAK LEVELS WITHIN A FOUR-YEAR PERIOD 1997 Asian Financial Crisis 1990 - 1991 Recession 2008 - 2009 Financial Crisis Cumulative Houston Job Growth / (Decline) (000s) 2000 Tech Bubble & 2001 Recession Jun-14 – Current Oil Shock Oil Price Trough Source: FactSet, Bureau of Labor Statistics, REIS as of 9/30/16. Note: Includes time periods in which price of WTI Crude Oil dropped more than 30% over a 12-month period since 1990. 1. Represents the minimum observation over a five-year period following oil’s peak relative to the observed metric at or around the time of oil’s peak. Peak to Trough Change (5 Year Period After Oil Price Peak) 1 Event WTI Crude Oil Prices Total Houston Employment 1990 - 1991 Recession (64%) No Decline from Oil Peak 1997 Asian Financial Crisis (60%) No Decline from Oil Peak 2000 Tech Bubble & 2001 Recession (53%) (0%) 2008 - 2009 Financial Crisis (77%) (4%) Jun-14 - Current Oil Shock (75%) No Decline from Oil Peak

10 96 62 25 4 2 Oil & Gas Industry bankruptcy cases filed in the United States since 2015 of these cases (65%) were filed in Texas courts and are in varying stages of the bankruptcy process of these cases (26%) specifically referenced the rejection of some type of lease agreement of those rejections (5%) included leases or subleases for office real estate Only 2 of those bankruptcy filings (2%) have resulted in the rejection of an office lease in Houston to date DESPITE ELEVATED BANKRUPTCY RATES, THE MAJORITY OF HOUSTON ENERGY TENANTS HAVE REMAINED SOLVENT AND DEFAULT RATES FOR OFFICE LEASES ARE NEGLIGIBLE RESILIENCY OF HOUSTON ENERGY TENANTS Source: PKY Research as of Oct. 28, 2016 conducted based on Oil & Gas Industry Bankruptcy List from Haynes Boone Oil Patch Monitor as of October 19, 2016. Note: Includes only companies filing in the United States for which documents were available through October 28, 2016.

11 Financial Crisis HOUSTON CLASS-A OFFICE VALUES HAVE INCREASED BY ~6.0% ANNUALLY OVER THE PAST 10 YEARS LONG-TERM ASSET VALUE APPRECIATION Source: CoStar, National Bureau of Economic Research. 1. Class-A is equivalent to CoStar’s “4 & 5 Star” rating. Data as of Oct-16. Represents cumulative percentage change in rolling 4-quarter average sale values. Houston Class-A Office Avg. Sale Price Growth1 Oil Price Shock -20% 0% 20% 40% 60% 80% 100% 120% 140% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

12 [CELLREF] $520 [CELLREF] $501 [CELLREF] $527 [CELLREF] $411 [CELLREF] $385 [CELLREF] $494 [CELLREF] $400 [CELLREF] $485 [CELLREF] $524 [CELLREF] $308 [CELLREF] $283 [CELLREF] $283 [CELLREF] $266 [CELLREF] $296 [CELLREF] $298 [CELLREF] $366 $0 $100 $200 $300 $400 $500 $600 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 PRICING RESILIENCY Source: HFF Research 3Q 2016. High Water Marks by Year - Class-A Office Sales Houston ACROSS CYCLES AND DESPITE MACRO VIOLATILITY, PRICING IN HOUSTON FOR QUALITY ASSETS HAS REMAINED STABLE Life Science Plaza $559

13

RECENT CLASS-A OFFICE SALES

Name	Submarket	Size	Built/Renovated	Class	$/SF	Date Sold	NOI	Cap
9720 Cypresswood Dr	FM 1960	94,820	2005	A	$174	UC	$1,155,000	7.0%
Greenspoint Place	Greenspoint	2,132,652	1980's	A	$36	Jul-16	N/A	N/A
Life Science Plaza	Med Ctr/Bellaire	345,473	2009	A	$559	Dec-15	$10,435,500	5.4%
16055 Space Center Blvd	NASA/Clear Lake	149,144	1985/2014	A	$144	Dec-15	N/A	N/A
Energy Center III	Energy Corridor	548,685	2015	A	$501	Nov-15	$14,437,500	5.3%
BBVA Compass	Galleria	326,201	2013	A	$527	Oct-15	$8,256,000	4.8%
Beltway 8 Corporate Center	West Belt	130,000	2015	A	$118	Sep-15	N/A	N/A
Galleria Place I & II	Galleria	395,474	1969 & 1976	A	$229	Aug-15	$2,172,000	2.4%
Academy Headquarters	Energy Corridor	207,000	2015	A	$280	Aug-15	$3,335,000	5.8%
One Sugar Creek	Ft. Bend	194,720	1983	A	$161	Aug-15	N/A	7.8%
Tower Park North	Greenspoint	181,633	1982/2010	A	$30	Aug-15	N/A	N/A
One Commerce Green	Greenspoint	340,956	1983/1996	A	$139	Aug-15	$4,037,500	8.5%
Mason Creek Office Center	Energy Corridor	135,716	2013	A	$284	Jun-15	$2,302,300	6.0%
16676 Northchase Drive	Greenspoint	101,111	2003	A	$32	Jun-15	N/A	N/A
55 Waugh	Midtown	243,933	1982/1991	A	$224	Jun-15	$3,494,400	6.4%
Westway One	West Belt	143,961	2007	A	$262	Jun-15	N/A	N/A
Westway Two	West Belt	242,374	2009	A	$340	Jun-15	N/A	N/A
400 North Belt	Greenspoint	230,872	1982	A	$44	May-15	$1,035,300	10.2%
801 Travis	CBD	220,380	1981/2007/2014	A	$227	Apr-15	$3,130,000	6.3%
1000 Main	CBD	837,161	2003	A	$520	Mar-15	$24,823,500	5.7%
Westgate II & III	Energy Corridor	411,806	2014	A	$325	Mar-15	$8,629,600	6.4%
1301 Fannin	CBD	784,143	1983	A	$255	Feb-15	$12,400,000	6.2%
Noble Energy I	FM 1960	497,447	1998	A	$257	Jan-15	$7,783,600	6.1%
TGS Nopec	West Belt	97,501	2014	A	$258	Jan-15	N/A	N/A
Men's Wearhouse	Westchase	206,362	2006	A	$257	Jan-15	N/A	N/A
Kirkwood Tower	Energy Corridor	285,682	1984/2013	A	$188	Dec-14	$3,542,384	6.6%
Sam Houston Crossing I	West Belt	159,175	2007	A	$206	Dec-14	$2,706,000	8.3%
1500 Citywest	Westchase	192,313	1981/1994	A	$203	Dec-14	$2,150,500	5.5%
3000 Post Oak	Galleria	441,523	1982	A	$385	Nov-14	$9,282,000	5.5%
600 Jefferson	CBD	449,087	1972/1998	A	$153	Oct-14	$5,500,000	8.0%
2200 West Loop	Galleria	201,720	1974/2000/2008	A	$233	Oct-14	$3,236,100	6.9%
13401 North Freeway	Greenspoint	143,410	1983/2002	A	$42	Oct-14	$600,000	10.0%

Source: HFF Research 3Q 2016.

PARKWAY

PARKWAY PORTFOLIO OVERVIEW November 2016

15 OPERATING METRICS ASSET BREAKDOWN BY SF Assets 5 Buildings 19 Rentable Square Feet 8.7 MM % Leased1 87% Sustainability All properties LEED certified Wtd. Avg. Net In-Place Rents1 $18.57 Mark-to-Market1 +18% 1. As of 9/30/16. CLASS-A PROPERTIES WITH STATE-OF-THE-ART AMENITIES AND UNIQUE FEATURES DESIGNED TO ATTRACT A BROAD RANGE OF HIGH-QUALITY CUSTOMERS KEY STATISTICS Post Oak Central, 15% San Felipe Plaza, 11% Greenway Plaza, 50% Phoenix Tower, 7% CityWest Place, 17% LOCATED IN THRIVING NEIGHBORHOODS WITHIN ATTRACTIVE SUBMARKETS IN HOUSTON

16 WELL-POSITIONED PORTFOLIO OF ICONIC PROPERTIES Rentable SF: 1,473,000 Buildings: 4 % Leased: 76% Wt. Avg. Term Remaining: 11.0 Years In-Place Rent / Market Rent / Mark-to-Mkt: $22.86 / $24.58 / +8% CityWestPlace San Felipe Plaza Phoenix Tower Greenway Plaza Post Oak Central Rentable SF: 980,000 Buildings: 1 % Leased: 86% Wt. Avg. Term Remaining: 5.4 Years In-Place Rent / Market Rent / Mark-to-Mkt : $21.54 / $22.50 / +4% Rentable SF: 630,000 Buildings: 1 % Leased: 81% Wt. Avg. Term Remaining: 4.3 Years In-Place Rent / Market Rent / Mark-to-Mkt: $18.24 / $21.00 / +15% Rentable SF: 4,348,000 Buildings: 10 % Leased: 90% Wt. Avg. Term Remaining: 6.6 Years In-Place Rent / Market Rent / Mark-to-Mkt : $16.46 / $20.73 / +26% Rentable SF: 1,280,000 Buildings: 3 % Leased: 93% Wt. Avg. Term Remaining: 3.6 Years In-Place Rent / Market Rent / Mark-to-Mkt: $18.69 / $22.29 / +19% Source: Internal data and estimates as of 9/30/16. Note: Weighted average remaining lease term as of 10/1/16 weighed by total rentable base area. Rents shown represent net rental rates.

17 Rank Customer Rentable SF (000s) % of Total SF Credit Rating Rating Date LED Term Remaining 1 961 12.8% A / A3 4Q14 / 1Q16 Dec-26 10.3 2 524 7.0% A+ / Aa3 1Q16 / 1Q16 Dec-19 3.3 3 507 6.7% BBB / Baa3 1Q16 / 1Q16 Aug-32 15.9 4 391 5.2% A / A2 3Q14 / 4Q15 Dec-23 7.3 5 255 3.4% BB+ / B2 4Q15 / 1Q16 Jan-23 6.3 6 216 2.9% CC / Caa2 1Q16 / 2Q16 Jun-26 9.8 7 202 2.7% B / Caa1 2Q14 / 2Q14 May-23 6.7 8 189 2.5% BBB (1) 2Q15 (1) Sep-19 3.0 9 176 2.3% BBB / B1 4Q15 / 1Q16 Sep-23 7.0 10 167 2.2% CC / Caa2 1Q16 / 2Q15 Dec-25 9.3 3,590 47.6% 8.6 STRONG CREDITWORTHY CUSTOMERS Cross Section of Portfolio by Credit Rating2 Investment grade (IG) customers: 49% of annual base rent (ABR) IG or non-energy customers: 84% of ABR Source: Company estimates. Revenue projections include contractual base rent and expense reimbursement projections for in-place leases as of 9/30/16. 1. Represents Fitch rating. Not rated by S&P or Moody’s. 2. IG = Investment Grade Portfolio Top Customers IG - Energy 38% IG - Other Sectors 11% Non-IG - Other Sectors 35% Non-IG - Energy 16%

18 8.7 6.3 4.0 4.0 3.1 3.0 2.2 2.1 1.8 1.8 1.7 1.6 1.6 1.6 1.5 1.5 1.5 1.5 1.4 1.4 1.3 1.3 1.3 1.3 1.3 1.2 1.2 1.2 1.2 1.2 DOMINANT POSITION IN MULTIPLE SUBMARKETS POSITIONS PARKWAY FOR OPERATIONAL OUTPERFORMANCE LEADING OWNER OF HOUSTON CLASS A PROPERTIES 1. Source: CoStar 4&5 Star Office October 2016 2. Note: Square feet shown in millions and at 100% ownership. Houston Class-A Office Owners (MM Sq. Ft.)1,2

19 CRITICAL MASS OBTAINED IN EACH SUBMARKET Galleria Westchase Greenway 69% Market Share of Class-A Office #1 Class-A Office Owner by Sq. Ft. Class-A Submarket Concentration PARKWAY IS THE LARGEST LANDLORD IN SOME OF HOUSTON’S MOST DESIRABLE SUBMARKETS Source: CoStar Exisitng 4 & 5 Star Office @ OCT-16 15% Market Share of Class-A Office #1 Class-A Office Owner by Sq. Ft. 15% Market Share of Class-A Office #1 Class-A Office Owner by Sq. Ft. Critical Mass in Select Submarkets is expected to lead to: Pricing power in lease and vendor negotiations Ability to attract, hire, and retain superior local market leadership and leasing teams Flexibility to meet changing customer space demands Enhanced ability to identify and capitalize on emerging investment opportunities All of which is expected to result in:  Higher rental rates  Better customer retention  Higher occupancy  Lower operating expenditures  Higher NOI margins

20 ASSETS LOCATED IN SUBMARKETS ADJACENT TO HIGH-INCOME RESIDENTIAL AREAS BEST LOCATIONS IN PREMIER HOUSTON SUBMARKETS Source: U.S. Census Bureau (2014), CoStar. CityWestPlace San Felipe Plaza Post Oak Central Phoenix Tower Greenway Plaza

21 HISTORICAL SUBMARKET PERFORMANCE CLASS-A OCCUPANCY CLASS-A GROSS ASKING RENTS Source: CoStar Exisitng 4 & 5 Star Office @ OCT-16 1. PKY CoStar submarkets are Galleria/Uptown, San Felipe/Voss, Greenway Plaza and Westchase; 4 & 5 Star only 2. PKY Assets excludes 3 star assets: 3800 Buffalo Speedway, GWP 1, GWP 2, and 4 GWP $14.00 $19.00 $24.00 $29.00 $34.00 $39.00 $44.00 Houston PKY Submarkets PKY Assets 70% 75% 80% 85% 90% 95% 100% Houston PKY Submarkets PKY Assets

22 $44.27 37.35 37.22 37.11 35.38 34.50 34.20 33.75 33.24 31.08 30.59 30.14 28.53 28.02 27.63 27.39 27.22 27.16 26.71 26.29 25.80 24.28 23.77 22.43 19.23 19.06 18.79 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 SUPERIOR OPERATING PERFORMANCE IN EACH SUBMARKET Source: CoStar Office Quarterly Market Reports (Houston) Q3 2016 Class-A Gross Asking Rent ($ / Sq. Ft.) Parkway Submarkets PARKWAY SUBMARKETS ARE AMONGST THE MOST DESIRABLE SUBMARKETS IN HOUSTON

23 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 8,000,000 CBD Energy Corridor Galleria Greenspoint Westchase The Woodlands Greenway West Belt Katy Freeway Sugar Land Med Ctr / Bellaire FM 1960 North Loop Class A Direct Class A Sublease HOUSTON VACANCY AND SUBLEASE AVAILABILITY Source: HFF Research 3Q 2016 Note: TNS = Term Not Specified Houston Class-A Office Vacancy and Sublease Space by Submarket CURRENT VACANCY COMBINED WITH SUBLEASE SPACE ON THE MARKET HAS INCREASED OVERALL HOUSTON VACANCY TO APPOXIMATELY 17% 0-3 Ys 36% 3-5 Ys 12% 5-7 Ys 14% 7-10 Ys 15% 10+ Ys 14% TNS 9% Subleases by Term Remaining 23% 33% 27% 74% 30% 16% 21% 26% 19% 12% 8% 11% 32% Total Available as % Of Total Class-A Inventory Parkway Submarkets Total Class-A Available Sublease Sq. Ft. - 9.69 MM

PRO FORMA FINANCIALS AND LEASING RESULTS November 2016

25 PORTFOLIO HISTORICAL LEASING LEASING VELOCITY HAS SLOWED SIGNIFICANTLY SINCE 2014, HOWEVER FUNDAMENTALS REMAIN STEADY THROUGHOUT THE PORTFOLIO Leasing Volume (RSF in 1,000s) 1,056 1,788 137 158 71 0 500 1,000 1,500 2,000 2014 2015 2016 Q1 2016 Q2 2016 3Q New Renewal Expansion Total $39.17 $31.73 $30.28 $33.00 $36.32 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 2014 2015 2016 Q1 2016 Q2 2016 3Q New Renewal Expansion Total Annual Gross Rental Rates PSF Tenant Improvements PSF per year of lease term Average Lease Term (Yrs) $4.98 $2.52 $3.87 $5.62 $5.28 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 2014 2015 2016 Q1 2016 Q2 2016 3Q New Renewal Expansion Total 6.8 4.3 6.8 6.9 8.6 0.0 5.0 10.0 15.0 2014 2015 2016 Q1 2016 Q2 2016 3Q New Renewal Expansion Total 1. Excludes tenant improvements for 46,000 sq. ft. TechSpace lease signed at CityWestPlace given that a portion of the lease is retail space and TI amounts include additional capital for building and lobby upgrades. Including this lease, the average TI in the third quarter of 2016 is $9.38/sf/yr. 1

26 1% 6% 6% 12% 7% 5% 5% 46% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 2016 2017 2018 2019 2020 2021 2022 2023+ LIMITED NEAR-TERM LEASE EXPIRATIONS Expiring % of Total Rentable Square Feet MINIMAL NEAR-TERM EXPIRATIONS WITH 12% OR LESS EXPIRING EACH YEAR THROUGH 2022 Source: Internal data as of 9/30/16. WEIGHTED AVERAGE REMAINING LEASE TERM OF ~6.6 YEARS

27 ASSUMING NO NEW OR RENEWAL LEASES ARE SIGNED THROUGH 2019, TOTAL CONTRACTUAL REVENUE WOULD ONLY DECLINE BY 3% DURING THAT TIME $82 $81 $74 $26 $31 $29 $39 $37 $36 $91 $93 $93 $0 $50 $100 $150 $200 $250 $300 2017 2018 2019 Energy - Investment Grade Energy - Non Investment Grade Other Industries - Investment Grade Other Industries - Non-Investment Grade $238 $241 $231 STABLE NEAR-TERM CASH FLOWS Contractual Customer Revenue Source: Company estimates. Revenue projections include contractual base rent and expense reimbursement projections for in-place leases as of 9/30/16.  Non-Investment Grade Energy Customers represent less than 16% of Parkway’s contractual revenue over the next three years.  Total lease obligated base rental revenue over the life of all contractual leases is $1.14BN beginning January 2017.

28

STRONG AND FLEXIBLE BALANCE SHEET

CONSERVATIVE & FLEXIBLE BALANCE SHEET COMPLEMENTS STAGGERED DEBT MATURITIES TO FACILITATE STRATEGIC EXECUTION

FINANCIAL STRATEGY

- **Scalable Platform**
  - $297 million of initial liquidity
  - No material near term debt maturities
- **Low Leverage Strategy**
  - ~4.1x Net Debt / EBITDA [1]
  - Stable EBITDA supported by creditworthy customers (nearly 50% of ABR from investment grade customers[2])

NET DEBT / EBITDA[1]



4.1 x
4.8 x
5.1 x
5.7 x
7.2 x
7.6 x
PKY
CUZ
HIW
CXP
FSP
TIER

SUMMARY OF DEBT

	Maturity Date	Interest Rate	9/30/16 Outstanding Balance
San Felipe Plaza	12/01/18	4.78%	106,541
$350 Million Term Loan	10/06/19	3.53%	350,000
CityWestPlace III & IV	03/05/20	5.03%	89,116
Post Oak Central	10/01/20	4.26%	178,471
Phoenix Tower	03/01/23	3.87%	77,067
Wt. Avg. / Total		**4.06%**	**801,195**

LIQUIDITY AND UPCOMING MATURITIES (MM)



Liquidity
$297
(Initial Liquidity)
Upcoming Debt Maturities
No material debt maturing until December 2018
$297
$100 Undrawn Revolver
$197 Cash
$0
$0
$102
$350
$247
$62
Initial Liquidity
2016
2017
2018
2019
2020
2021+

Source: Parkway, Inc. Form 10. SNL Financial as of Q3 2016.

1. Represents average debt as a multiple of EBITDA as of 9/30/16.
2. Includes customers with at least a Baa or BBB credit rating from Moody's or S&P, respectively. Measured by Annualized Base Rent contribution.

PARKWAY

29



PRO FORMA FINANCIALS

THE COMBINED HOUSTON PORTFOLIO ACHIEVED GAAP NOI OF APPROXIMATELY $161 MILLION AND CASH NOI OF APPROXIMATELY $137 MILLION IN 3Q16

PRO FORMA ANNUALIZED GAAP AND CASH NOI[1]

			3Q16[2]		
	1Q16	2Q16	Parkway Houston	Cousins Houston	Combined
Net Income (Loss)	5,570	5,970	(403)	7,075	6,672
Management Company Income	(1,305)	(1,287)	(1,161)	-	(1,161)
Management Company Expense	781	1,225	906	-	906
Depreciation and Amortization	22,527	22,839	9,309	15,221	24,530
General and Administrative	4,809	3,060	1,894	1,688	3,582
Interest and Other Income	(186)	(110)	(61)	-	(61)
Interest Expense	8,118	8,159	2,899	1,956	4,855
Transaction Costs	-	-	-	494	494
Income Tax Expense	493	267	353	-	353
GAAP NOI	40,807	40,123	13,736	26,434	40,170
Annualized GAAP NOI	**163,228**	**160,492**			**160,680**
Parkway Houston Straight-Line Rent Adjustments	(3,085)	(3,085)	(1,288)	-	(1,288)
Parkway Houston Above/Below Market Rent Adjustments	(636)	(636)	(1,239)	-	(1,239)
Cousins Houston Non-Cash Rental Revenue Adjustments	(2,831)	(3,005)	-	(3,368)	(3,368)
Cash NOI	34,255	33,397	11,209	23,066	34,275
Annualized Cash NOI	**137,020**	**133,588**			**137,100**

1. *Parkway defines NOI as income from office properties less property operating expenses. Parkway considers NOI to be a useful performance measure to investors and management because it reflects the revenues and expenses directly associated with owning and operating its properties and the impact to operations from trends in occupancy rates, rental rates and operating costs not otherwise reflected in net income.*
2. *The 3Q16 combined amounts represent the sum of each of the Parkway Houston and Cousins Houston portfolios and do not represent a pro forma projection which would include adjustments for the change in basis for amortization and the resetting of straight line rent adjustments that occurred at merger closing.*

PARKWAY

STRATEGY AND INVESTMENT HIGHLIGHTS November 2016

31 DIFFERENTIATED BUSINESS STRATEGY  Generate superior revenue growth through active and creative leasing strategies  Increase NOI margins through economies of scale  Leverage pricing power in lease and vendor negotiations to reduce costs  Attract, hire and retain superior local market leadership and best-in-class leasing teams  Enhance market intelligence and broaden network of customer relationships  Solidify Parkway’s brand and position as the preferred Houston landlord  Promote flexibility to meet customers across their space and geographic needs Superior Operations Sound Financial Strategy  Strong liquidity with $197mm in cash and an undrawn $100mm revolver at merger closing  Low leverage: ~4.1x Net Debt / EBITDA1  No near-term debt maturities and staggered maturities in future years  Flexible balance sheet that can be adapted to meet the evolving market conditions and competitive needs Disciplined Investment Approach  Initial focus on unlocking internal embedded growth  Unlock value in existing portfolio with targeted asset repositioning and redevelopment projects  Maintain high-quality assets with state-of-the-art amenities  Promote a patient, prudent and disciplined approach to new investments  Realize value through monetization as local market dynamics improve 1. Represents average debt as a multiple of EBITDA per 3Q 2016 filings. Parkway defines EBITDA as net income before interest expense, income taxes and depreciation and amortization.

32 COMPREHENSIVE, ROI FOCUSED REPOSITIONING PLANS PARKWAY WILL CONTINUE TO DEPLOY A DISCIPLINED, BOTTOM -LINE FOCUSED APPROACH TO UPGRADING ASSET QUALITY AND DRIVING ENHANCED LEASING PERFORMANCE Note: Rendering of potential dining option at Greenway

33 COMPREHENSIVE, ROI FOCUSED REPOSITIONING PLANS Note: Rendering of potential lobby renovations, fitness center and dining option at Greenway

34 INVESTMENT HIGHLIGHTS Dominant office landlord in Houston, which has Gateway office market characteristics −Largest landlord in Houston with 8.7 million sq. ft. −5th largest U.S. metro economy, with third largest density of Fortune 500 companies and a broad and diversified job base1 Unique office portfolio within outperforming submarkets −Consists of five Class-A assets located in three targeted submarkets −Amenity rich locations surrounded by high-end retail, restaurants and entertainment options −Conveniently located near high-income executive housing −Minimal near-term lease expirations with weighted average remaining lease term of approximately 6.6 years Focus on unlocking embedded growth and value opportunities −Potential to increase occupancy, realize higher rents and operate portfolio more efficiently −Proactively identify shifting customer needs and attract new, high-quality customers −Assess development and redevelopment opportunities within the portfolio −Take advantage of current and future market dislocation in Houston and capitalize early on emerging investment opportunities −Pursue opportunistic investments and monetize as local markets recover Conservative and flexible balance sheet to position company for internal and external growth opportunities −Low leverage strategy with no near-term debt maturities −Approximately $297 million of current liquidity Experienced leadership team with proven success of identifying attractive investment opportunities −Proven track record of outperformance and focus on driving shareholder value −In-depth market knowledge and extensive existing relationships with industry participants 1. Source: Greater Houston Partnership – “Talking Points Q3/16.”

5847 San Felipe St, Suite 2200 Houston, TX 77057